Reprinted by permission of Morningstar. July 26, 2007 • Z-9BLTX	www.morningstar.com Analyst Report by Greg Carlson

Morningstar’s Take | 07-26-07

The impending purchase of its advisor doesn’t detract from Gateway Fund’s charms.

In June 2007, this fund’s advisor—Gateway Investment Advisors—announced that it plans to be acquired by IXIS Asset Management, which also owns Harris Associates (the advisor to the Oakmark funds) and Loomis Sayles & Co.

This acquisition, which is expected to close in early 2008, should be fairly benign: Lead skipper Patrick Rogers and recently promoted comanager Paul Stewart signed five-year employment agreements, and we don’t expect the team that supports them to see any upheaval. IXIS has taken a hands-off approach with the investment processes at both Harris Associates and Loomis Sayles, and neither firm experienced significant turnover after IXIS bought them. It’s worth noting, however, that after IXIS bought Loomis Sayles, the shop introduced load share classes for its funds. (Oakmark’s funds have remained no-load.) Thus, this fund might become available to new investors only through brokers at some point.

Beyond the impending purchase, the fundamental appeal of this long-short fund is intact. Management sells call options on the S&P 500 Index while holding an equity portfolio that roughly tracks the index but emphasizes dividend-paying stocks. This approach has produced an increasing amount of income: After a period of calm, the volatility of equities has risen back to more-normal levels and the demand for call options has risen, driving up their price. Thus, the fund has gained a healthy absolute return of 6.3% for the year to date through July 25, 2007, and its put options on the S&P 500 have helped it weather the market’s recent turbulence quite well.

We think the fund’s risk-averse strategy should serve cautious investors well over the long haul, and its 0.95% expense ratio—which is quite low relative to most rivals’—helps make it a fine choice.

Kerry O’Boyle is a fund analyst with Morningstar.com.

Year	Total Return (%)	+/-Category
YTD	4.56	1.37
2007	—	—
2006	10.14	2.64
2005	4.66	0.05
2004	6.95	1.49
Data through 07-31-2007

Morningstar Rating
****

Kudos

Management’s unique approach gives the fund a chance to perform well when the stock market is flat.

This fund’s tax efficiency is superior to its peers because 60% of income from equity options is taxed at long-term rates.

Risks

The impending acquisition of this fund’s advisor could result in the introduction of pricier, broker-sold share classes.

The fund can lose money during a steadily declining market, as it did in 2002.

A move to increase dividend yield creates the risk that the fund’s underlying stock portfolio won’t completely cover its S&P 500 call options.

Because it sells off nearly all of the upside potential from its stocks, the fund won’t register huge gains.

Strategy

The fund makes money by selling index call options. To cover the call options, the fund owns a broadly diversified portfolio of stocks that resemble the S&P 500. When stock prices go up, the fund’s ownership of stocks compensates for losses on call options. To protect the fund from large losses in a declining market, management buys index put options.

Management

Patrick Rogers has run the fund since 1994 and is assisted by the recently promoted Paul Stewart. Gateway has one trader and three other portfolio managers who work with Rogers to set its option strategy.

Inside Scoop

This conservative fund holds a broadly diversified basket of stocks and then sells index call options against those stocks. That strategy limits its upside but gives it a chance to make money when the market is flat. Buying index put options helps limit its losses.

Role in Portfolio

Core. A good choice for risk-averse investors.

Reprinted by permission of Morningstar. July 26, 2007 • Z-9BLTX	www.morningstar.com

GATEWAY FUND

VISIT OUR WEBSITE AT

www.gatewayfund.com

AVERAGE ANNUAL TOTAL RETURNS
AS OF JUNE 30, 2007

One Year	11.76%
Five Years	7.83%
Ten Years	6.75%
From January 1, 1988	9.15%

Maximum Sales Charge	0.00%
Expense Ratio *	0.95%

* As of December 31, 2006 per the current prospectus dated May 1, 2007.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The Gateway Fund was rated against the following numbers of long-short funds over the following time periods as of June 30, 2007: 57 funds overall, 57 funds in the last three years and 42 funds in the last five years. With respect to these long-short funds, the Gateway Fund received a Morningstar Rating of four stars overall, three stars for the three-year period and four stars for the five-year period.

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data quoted. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.
Data Source: Gateway Investment Advisers, L.P.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 410.785.4033 Fax 410.785.0441